                                                                 EXHIBIT (n)(13)

                               AMENDMENT NO. 12 TO
                    AMENDED AND RESTATED MULTIPLE CLASS PLAN
                                       OF

            AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                    AMERICAN CENTURY GOVERNMENT INCOME TRUST
                    AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                        AMERICAN CENTURY INVESTMENT TRUST
                        AMERICAN CENTURY MUNICIPAL TRUST
                    AMERICAN CENTURY TARGET MATURITIES TRUST
                AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
                    AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                       AMERICAN CENTURY MUTUAL FUNDS, INC.
               AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
                    AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

     THIS  AMENDMENT NO. 12 TO AMENDED AND RESTATED  MULTIPLE CLASS PLAN is made as of the 29th day of November,  2006,  by each of the above named  corporations
(the "Issuers").  Capitalized  terms not otherwise defined herein shall have the meaning ascribed to them in the Amended and Restated Multiple Class Plan.

                                    RECITALS

     WHEREAS, the Issuers are parties to a certain Amended and Restated Multiple
Class Plan dated as of September 3, 2002, as amended  December 31, 2002,  August
29, 2003,  February 27, 2004, May 1, 2004,  August 1, 2004,  September 30, 2004,
November 17, 2004,  February 24,  2005,  July 29, 2005,  September  29, 2005 and
March 30, 2006 (the "Plan"); and

     WHEREAS,  American Century Investment Trust has added two new series, Short
Duration Fund and Core Plus Fund (the "New ACIT Funds");

     WHEREAS, American Century Quantitative Equity Funds has added a new series,
International  Core Equity Fund (the "New ACQEF Fund" collectively with New ACIT
Funds, the "New Funds"); and

     WHEREAS,  the parties  desire to amend the Plan to adopt the Plan on behalf of the New Funds;

     NOW,  THEREFORE,  in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

     1. Schedule A to the Plan is hereby amended by deleting the text thereof in its entirety and inserting in lieu therefor the Schedule A attached hereto.

     2. After the date  hereof,  all  references  to the Plan shall be deemed to mean the Amended and Restated  Multiple  Class Plan, as amended by Amendment No.
12.

     3. In the event of a conflict between the terms of this Amendment No.12 and the Plan,  it is the  intention of the parties that the terms of this  Amendment
No. 12 shall  control and the Plan shall be  interpreted  on that basis.  To the extent the provisions of the Plan have not been amended by this Amendment No. 12 the parties hereby confirm and ratify the Plan.

                                       1

     4. This Amendment No. 12 may be executed in two or more counterparts,  each of which shall be an original and all of which  together  shall  constitute  one instrument.

     IN WITNESS WHEREOF,  the undersigned have executed this Amendment No. 12 as of the date first above written.

                           AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                           AMERICAN CENTURY GOVERNMENT INCOME TRUST
                           AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                           AMERICAN CENTURY INVESTMENT TRUST
                           AMERICAN CENTURY MUNICIPAL TRUST
                           AMERICAN CENTURY TARGET MATURITIES TRUST
                           AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
                           AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                           AMERICAN CENTURY MUTUAL FUNDS, INC.
                           AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
                           AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

                           By:      /s/ Charles A. Etherington
                                    --------------------------------------------
                           Name:    Charles A. Etherington
                           Title:   Vice President

                                       2

                                   SCHEDULE A

               COMPANIES AND FUNDS COVERED BY THIS MULTICLASS PLAN

----------------------------------------------- -------- --------- -------- -------- ------- -------- --------- --------
                                                INVESTOR INSTITU-  ADVISOR     A       B        C     C CLASS      R
               FIXED INCOME FUNDS                CLASS    TIONAL    CLASS    CLASS   CLASS    CLASS   II         CLASS
                                                           CLASS
----------------------------------------------- -------- --------- -------- -------- ------- -------- --------- --------
AMERICAN CENTURY CALIFORNIA TAX-FREE AND
   MUNICIPAL FUNDS
>>California High-Yield Municipal Fund             Yes       No       No       Yes     Yes      Yes       Yes      No
>>California Tax-Free Money Market Fund            Yes       No       No       No       No      No        No       No
>>California Intermediate-Term Tax-Free Fund       Yes       No       No       No       No      No        No       No
>>California Long-Term Tax-Free Fund               Yes       No       No       No       No      No        No       No
>>California Limited-Term Tax-Free Fund            Yes       No       No       No       No      No        No       No

----------------------------------------------- -------- --------- -------- -------- ------- -------- --------- --------
AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>Ginnie Mae Fund                                  Yes       No       Yes      No       No      Yes       No       No
>>Government Agency Money Market Fund              Yes       No       Yes      No       No      No        No       No
>>Government Bond Fund                             Yes       No       Yes      No       No      No        No       No
>>Short-Term Government Fund                       Yes       No       Yes      No       No      No        No       No
>>Capital Preservation Fund                        Yes       No       No       No       No      No        No       No
>>Inflation-Adjusted Bond Fund                     Yes       Yes      Yes      No       No      No        No       No
----------------------------------------------- -------- --------- -------- -------- ------- -------- --------- --------
AMERICAN CENTURY INTERNATIONAL BOND FUNDS
>>International Bond Fund                          Yes       Yes      Yes      No       No      No        No       No
----------------------------------------------- -------- --------- -------- -------- ------- -------- --------- --------
AMERICAN CENTURY INVESTMENT TRUST
>>Diversified Bond Fund                            Yes       Yes      Yes      Yes     Yes      Yes       Yes      Yes
>>Premium Money Market Fund                        Yes       No       No       No       No      No        No       No
>>Prime Money Market Fund                          Yes       No       Yes      Yes     Yes      Yes       Yes      No
>>High-Yield Fund                                  Yes       Yes      Yes      Yes     Yes      Yes       Yes      Yes
>>Inflation Protection Bond Fund                   Yes       Yes      No       Yes     Yes      Yes       No       Yes
>>Select Bond Fund                                 Yes       Yes      No       Yes     Yes      Yes       No       Yes
>>High-Yield Bond Fund                             Yes       Yes      No       Yes     Yes      Yes       No       Yes
>>Core Plus Fund                                   Yes       Yes      No       Yes     Yes      Yes       No       Yes
>>Short Duration Fund                              Yes       Yes      No       Yes     Yes      Yes       No       Yes
----------------------------------------------- -------- --------- -------- -------- ------- -------- --------- --------
AMERICAN CENTURY MUNICIPAL TRUST
>>Arizona Municipal Bond Fund                      Yes       No       No       Yes     Yes      Yes       No       No
>>Florida Municipal Bond Fund                      Yes       No       No       Yes     Yes      Yes       No       No
>>High-Yield Municipal Fund                        Yes       No       No       Yes     Yes      Yes       Yes      No
>>Tax-Free Bond Fund                               Yes       Yes      Yes      No       No      No        No       No
>>Tax-Free Money Market Fund                       Yes       No       No       No       No      No        No       No
>>Long-Term Tax-Free Fund                          Yes       Yes      No       Yes     Yes      Yes       No       No
----------------------------------------------- -------- --------- -------- -------- ------- -------- --------- --------
AMERICAN CENTURY TARGET MATURITIES TRUST
>>Target 2010 Fund                                 Yes       No       Yes      No       No      No        No       No
>>Target 2015 Fund                                 Yes       No       Yes      No       No      No        No       No
>>Target 2020 Fund                                 Yes       No       Yes      No       No      No        No       No
>>Target 2025 Fund                                 Yes       No       Yes      No       No      No        No       No
----------------------------------------------- -------- --------- -------- -------- ------- -------- --------- --------

----------------------------------------------- -------- --------- --------- -------- ------- -------- --------- --------
                                                INVESTOR INSTITU-   ADVISOR     A       B        C     C CLASS      R
                 EQUITY FUNDS                    CLASS    TIONAL     CLASS    CLASS   CLASS    CLASS   II         CLASS
                                                          CLASS
----------------------------------------------- -------- --------- --------- -------- ------- -------- --------- --------
AMERICAN CENTURY QUANTITATIVE EQUITY
  FUNDS, INC.
>>Equity Growth Fund                              Yes       Yes       Yes      No       No      Yes       No       Yes
>>Income & Growth Fund                            Yes       Yes       Yes      No       No      Yes       No       Yes
>>Global Gold Fund                                Yes       No        Yes      No       No      No        No       No
>>Small Company Fund                              Yes       Yes       Yes      No       No      No        No       Yes
>>Utilities Fund                                  Yes       No        Yes      No       No      No        No       No
>>Long-Short Equity Fund                          Yes       Yes       Yes      Yes     Yes      Yes       No       Yes
>>Disciplined Growth Fund                         Yes       Yes       Yes      No       No      No        No       Yes
>>International Core Equity Fund                  Yes       Yes       No       Yes     Yes      Yes       No       Yes
----------------------------------------------- -------- --------- --------- -------- ------- -------- --------- --------
AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>Equity Income Fund                              Yes       Yes       Yes      No       No      Yes       No       Yes
>>Value Fund                                      Yes       Yes       Yes      Yes     Yes      Yes       Yes      Yes
>>Real Estate Fund                                Yes       Yes       Yes      No       No      No        No       No
>>Small Cap Value Fund                            Yes       Yes       Yes      No       No      Yes       No       No
>>Equity Index Fund                               Yes       Yes       No       No       No      No        No       No
>>Large Company Value Fund                        Yes       Yes       Yes      Yes     Yes      Yes       Yes      Yes
>>Mid Cap Value Fund                              Yes       Yes       Yes      No       No      No        No       Yes
----------------------------------------------- -------- --------- --------- -------- ------- -------- --------- --------
AMERICAN CENTURY MUTUAL FUNDS, INC.
>>Balanced Fund                                   Yes       Yes       Yes      No       No      No        No       No
>>Growth Fund                                     Yes       Yes       Yes      No       No      Yes       No       Yes
>>Heritage Fund                                   Yes       Yes       Yes      No       No      Yes       No       No
>>Select Fund                                     Yes       Yes       Yes      Yes     Yes      Yes       Yes      Yes
>>Ultra Fund                                      Yes       Yes       Yes      No       No      Yes       No       Yes
>>Veedot Fund                                     Yes       Yes       Yes      No       No      No        No       No
>>Vista Fund                                      Yes       Yes       Yes      No       No      Yes       No       Yes
>>Giftrust Fund                                   Yes       No        No       No       No      No        No       No
>>New Opportunities Fund                          Yes       No        No       No       No      No        No       No
>>Capital Value Fund                              Yes       Yes       Yes      No       No      No        No       No
>>Veedot Large-Cap Fund                           Yes       Yes       Yes      No       No      No        No       No
>>New Opportunities II Fund                       Yes       Yes       No       Yes      Yes     Yes       Yes      No
>>Capital Growth Fund                             Yes       Yes       No       Yes      Yes     Yes       No       Yes
>>Fundamental Equity Fund                         Yes       Yes       No       Yes      Yes     Yes       No       Yes
>>Focused Growth Fund                             Yes       No        No       No       No      No        No       No
>>Small Cap Growth Fund                           Yes       Yes       No       Yes      Yes     Yes       No       Yes
>>Mid Cap Growth Fund                             Yes       Yes       No       Yes      Yes     Yes       No       Yes
----------------------------------------------- -------- --------- --------- -------- ------- -------- --------- --------
AMERICAN CENTURY STRATEGIC ASSET
  ALLOCATIONS, INC.
>>Strategic Allocation: Aggressive Fund           Yes       Yes       Yes      Yes      Yes     Yes       No       Yes
>>Strategic Allocation: Conservative Fund         Yes       Yes       Yes      Yes      Yes     Yes       No       Yes
>>Strategic Allocation: Moderate Fund             Yes       Yes       Yes      Yes      Yes     Yes       No       Yes
>>Newton Fund                                     Yes       No        No       No       No      No        No       No
----------------------------------------------- -------- --------- --------- -------- ------- -------- --------- --------

----------------------------------------------- -------- --------- --------- -------- ------- -------- --------- --------
                                                INVESTOR INSTITU-   ADVISOR     A       B        C     C CLASS      R
                 EQUITY FUNDS                    CLASS    TIONAL     CLASS    CLASS   CLASS    CLASS   II         CLASS
                                                           CLASS
----------------------------------------------- -------- --------- --------- -------- ------- -------- --------- --------
AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>Emerging Markets Fund                           Yes       Yes       Yes      No      No       Yes       No       No
>>Global Growth Fund                              Yes       Yes       Yes      Yes     Yes      Yes       No       Yes
>>International Growth Fund                       Yes       Yes       Yes      Yes     Yes      Yes       Yes      Yes
>>International Discovery Fund                    Yes       Yes       Yes      No      No       No        No       No
>>Life Sciences Fund                              Yes       Yes       Yes      No      No       Yes       No       No
>>Technology Fund                                 Yes       Yes       Yes      No      No       Yes       No       No
>>International Opportunities Fund                Yes       Yes       No       No      No       No        No       No
>>European Growth Fund                            Yes       Yes       Yes      No      No       Yes       No       No
>>International Stock Fund                        Yes       No        No       No      No       No        No       No
>>International Value Fund                        Yes       Yes       No       Yes     Yes      Yes       No       Yes
----------------------------------------------- -------- --------- --------- -------- ------- -------- --------- --------